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Merrill Lynch Investment Managers


Semi-Annual Report
September 30, 2001


CMA Ohio
Municipal Money Fund


www.mlim.ml.com


This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other Government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund. Past performance results shown in this report should not be considered a representation of future performance, which will fluctuate. Statements and other information herein are as dated and are subject to change.


CMA Ohio
Municipal Money Fund
Box 9011
Princeton, NJ
08543-9011


Printed on post-consumer recycled paper



TO OUR SHAREHOLDERS:


For the six-month period ended September 30, 2001, CMA Ohio
Municipal Money Fund paid shareholders a net annualized yield of 2.46%.*As of September 30, 2001, the Fund's 7-day yield was 1.96%.


Economic Environment
As the national economy continued to weaken during the six-month period ended September 30, 2001, the state of Ohio experienced a similar economic trend. Ohio's manufacturing sector was hardest hit, as declining demand for automobiles and durable goods forced manufacturers to reduce staff and shorten the work week of retained employees. Offsetting the decline in manufacturing was the stable economic pace exhibited by the service sector, primarily in the financial services and construction industries. However, Ohio's overall seasonally adjusted unemployment rate began to rise, as a steady increase in unemployment insurance claims was reported. The slowing economic trend and rising unemployment was beginning to effect consumer confidence as personal income levels fell and consumer spending eased. Finally, it is unclear how the terrorist attacks on September 11 will affect the state's economy during the coming months.

Ohio's slowing economic conditions exhibited during the six-month period ended September 30, 2001 began to effect its revenue stream. Although the state managed to end fiscal year 2001 with total revenues of $20.5 billion or 4.7% above fiscal year 2000, total revenues for the first three months of fiscal year 2002 were reported at $4.5 billion, just slightly below the comparable period last year. The various Ohio municipalities are also beginning to experience the impact of declining revenue streams as municipal issuance for the period increased to $933 million or approximately 19% more than the comparable period last year.


Investment Strategy
Since our last report to shareholders, we continued to employ a neutral investment strategy in managing CMA Ohio Municipal Money Fund during the six-month period ended September 30, 2001. Although overall economic conditions were weak, consumer spending remained stable, while the housing sector continued to report positive growth. The Federal Reserve Board had lowered the Federal Funds rate an additional 150 basis points (1.50%) by its August 21 meeting. At this time, investors were anticipating that economic conditions were beginning to stabilize and that the Federal Reserve Board might be nearing an end to its easing cycle. The Fund was well-positioned and performed well as we negotiated the appropriate balance of variable rate demand note (VRDN) securities with local longer-dated municipal notes, while maintaining a 50-day average life. After experiencing tax-related redemptions in April, the Fund's net assets remained fairly stable, which gave us the opportunity to replace maturing municipal notes with a steady stream of refinancing to maintain average life, while simultaneously taking advantage of volatile yield swings that occurred with VRDN securities.

In August, we began to increase our VRDN holdings, as yields on longer-dated municipal notes became expensive relative to their taxable counterparts. However, the events of September 11 altered the economic outlook and potentially delayed any economic recovery. The Federal Reserve Board lowered the Federal Funds rate an additional 100 basis points in the following three weeks of the attacks to its current level of 2.50%, to provide liquidity to the system and hold off the sudden economic downturn. The short-term municipal market followed its taxable counterpart as yields on one-year Ohio municipal notes declined approximately 60 basis points to a range of 2.10% - 2.15%, while yields on VRDN securities also declined significantly.

Going forward, it is unclear how low the Federal Reserve Board will push short-term interest rates. We are experiencing an unprecedented turn of events that have made it difficult to anticipate what will happen next. We will pursue a conservative strategy as we look for opportunities to take advantage of yield spreads between VRDN securities and longer-date municipal notes. We will continue to focus on preservation of principal as we monitor the Fund's credit quality and continue to assess changing market conditions, reacting accordingly.


In Conclusion
We thank you for your support of CMA Ohio Municipal Money Fund, and we look forward to serving your investment needs in the months and years ahead.



Sincerely,



(Terry K. Glenn)
Terry K. Glenn
President and Trustee



(Vincent R. Giordano)
Vincent R. Giordano
Senior Vice President



(Kevin A. Schiatta)
Kevin A. Schiatta
Vice President and Portfolio Manager



November 2, 2001


The Fund's transfer agency fee schedule has been amended. Under the revised schedule, the fees payable to Financial Data Services, Inc., the transfer agent for the Fund, now range from $16 to $23 per shareholder account (depending upon the level of service required) or 0.10% of account assets for certain accounts that participate in certain fee-based programs.


* Based on a constant investment throughout the period, with dividends compounded daily, and reflecting a net return to the investor after all expenses.



THE U.S. ECONOMY & THE AFTERMATH OF SEPTEMBER 11TH


A Perspective from Bob Doll, President & Chief Investment Officer of Merrill Lynch Investment Managers, L.P.

For Americans, the world was changed forever on September 11th. In looking for some perspective, I have been reassured by my belief that the pride of America is its people and its economy. In the wake of this attack, there has been no question about the mettle of Americans - across the country, they have risen to the occasion again and again by helping the victims and raising the flag. But there are many important questions about the American economy, the engine of our way of life, that have yet to be answered, indeed, that may take months to answer.

During the coming days, weeks and months, navigating a course through the financial markets will be challenging. The resolve of Americans and the U.S. Government will be tested. But history tells us that Americans and America are resilient. And we know that the market will eventually rally. As President Bush told the nation in his speech on September 20th, "Terrorists attacked a symbol of prosperity. They did not touch its source. America is successful because of the hard work and creativity and enterprise of our people. They were the true strengths of our economy before September 11th and they are our strengths today."

For the rest of this year at least, the main event will be a market of tug-of-war as consumer demand shock vies with proactive monetary and fiscal policies from the Fed and government, which may pump as much as $100 billion into the economy. Where we go and when we get there will depend on the government's ability to reinvigorate consumer and business confidence. Eventually, the market will get back to focusing on the basics - economic and earnings fundamentals.

There is no doubt that these are extraordinarily trying times. But we have been through trying times before, and the economy has always emerged stronger than ever. We have no reason to believe this time will be any different.


CMA OHIO MUNICIPAL MONEY FUND
PROXY RESULTS


During the six-month period ended September 30, 2001, CMA Ohio Municipal Money Fund's shareholders voted on the following proposals. The proposals were approved at a shareholders' meeting on September 20, 2001, except for Proposal 4, which was adjourned until the next shareholder meeting on October 18, 2001. The description of each proposal and number of shares voted are as follows:

                                                                        Shares Voted     Shares Withheld
                                                                            For            From Voting
1. To elect the Fund's Board of Trustees:    Terry K. Glenn             429,725,624         3,808,818
                                             Ronald W. Forbes           429,728,391         3,806,051
                                             Cynthia A. Montgomery      429,729,517         3,804,925
                                             Charles C. Reilly          429,713,598         3,820,844
                                             Kevin A. Ryan              429,714,206         3,820,236
                                             Roscoe S. Suddarth         429,738,939         3,795,503
                                             Richard R. West            429,728,391         3,806,051
                                             Edward D. Zinbarg          429,738,331         3,796,111

                                                                        Shares Voted       Shares Voted   Shares Voted
                                                                            For              Against        Abstain
2. To approve to convert the Fund to a "master/feeder" structure.       411,221,143         16,758,169     5,555,130
3. To approve to divide the Fund's shares into additional classes.      411,515,389         17,487,361     4,531,692
4. To change the Fund's investment restrictions.                         Adjourned          Adjourned      Adjourned


CMA OHIO MUNICIPAL MONEY FUND
SCHEDULE OF INVESTMENTS AS OF SEPTEMBER 30, 2001                                                             (IN THOUSANDS)
                  Face
State            Amount                                     Issue                                                   Value
Ohio--99.3%    $ 7,595    ABN Amro Munitops Certificates Trust Revenue Bonds, South-Western City
                          School District, Ohio, VRDN, Series 2001-7, 2.26% due 12/01/2007 (a)(c)                $    7,595
                 1,550    Allen County, Ohio, BAN, 2.70% due 9/12/2002                                                1,553
                   340    Allen County, Ohio, IDR (Nickles Bakery Project), VRDN, AMT, 3.375%
                          due 1/02/2003 (c)                                                                             340
                 2,875    Anthony Wayne, Ohio, Local School District, BAN, 4.77% due 12/06/2001                       2,877
                 3,261    Antwerp, Ohio, Local School District, GO, BAN, 3.65% due 12/11/2001                         3,265
                 2,500    Ashtabula County, Ohio, Hospital Facilities Revenue Bonds (Ashtabula
                          County Medical Center Project), VRDN, 2.37% due 12/01/2007 (c)                              2,500
                   950    Ashtabula County, Ohio, IDR (Neff-Perkins County Project), VRDN, AMT,
                          2.55% due 6/01/2005 (c)                                                                       950
                    75    Brooklyn Heights, Ohio, IDR (ATC Nymold Inc.), VRDN, AMT, 2.55% due
                          2/01/2002 (c)                                                                                  75
                10,900    Butler County, Ohio, EDR (Great Miami Valley YMCA Project), VRDN, 2.35%
                          due 9/01/2020 (c)                                                                          10,900
                 8,000    Cincinnati, Ohio, City School District, GO, BAN, 2.88% due 9/12/2002                        8,027
                 1,000    Cincinnati, Ohio, City School District, School Improvement, GO, Refunding,
                          BAN, 3.25% due 12/01/2001 (d)                                                               1,001
                   400    Clermont County, Ohio, IDR (Southern Ohio Fabricator), VRDN, AMT, Series A,
                          2.45% due 9/01/2005 (c)                                                                       400
                          Clinton County, Ohio, Hospital Revenue Bonds (Ohio Hospital Capital Asset Inc.
                          Pooled Loan), VRDN (c):
                 3,115       2.35% due 6/01/2028                                                                      3,115
                 6,670       2.35% due 7/01/2029                                                                      6,670
                10,811    Clipper Tax-Exempt, Ohio, COP, VRDN, AMT, Series 2000-4, 2.45% due 12/23/2003 (c)          10,811
                 2,500    Coshocton, Ohio, Water System Improvement Notes, GO, BAN, 3.78% due 2/28/2002               2,504
                 4,850    Cuyahoga County, Ohio, Civic Facility Revenue Bonds (Fairfax Development
                          Corporation), VRDN, 2.35% due 6/01/2022 (c)                                                 4,850
                 7,470    Cuyahoga County, Ohio, Economic Development Revenue Bonds
                          (The Cleveland Orchestra Project), VRDN, 2.60% due 4/01/2028 (c)                            7,470
                 4,275    Cuyahoga County, Ohio, Health Care Facilities Revenue Bonds (Catholic
                          Charities Facilities), VRDN, 2.40% due 7/01/2012 (c)                                        4,275
                          Cuyahoga County, Ohio, Hospital Facilities Revenue Bonds, VRDN (c):
                14,770       (The Cleveland Clinic), Series D, 2.60% due 1/01/2026                                   14,770
                 5,000       (Sisters of Charity Health System), 2.35% due 11/01/2030                                 5,000
                          Cuyahoga County, Ohio, IDR, Refunding, VRDN (c):
                   925       (Curtiss Wright Project), 2.40% due 12/01/2008                                             925
                 2,645       (Parma Care Center Inc. Project), AMT, 2.35% due 12/01/2011                              2,645
                          Cuyahoga County, Ohio, IDR, VRDN (c):
                   640       (Athens Pastries Inc. Project), AMT, 2.50% due 6/03/2009                                   640
                 4,745       (Cleveland Eexcel Ltd.), AMT, 2.55% due 3/01/2019                                        4,745
                   370       (Erieview Metal Treating Project), 2.50% due 5/05/2010                                     370
                 3,700       (King Nut Project), AMT, 2.50% due 5/01/2021                                             3,700


Portfolio Abbreviations for CMA Ohio Municipal Money Fund

AMT      Alternative Minimum Tax (subject to)
BAN      Bond Anticipation Notes
COP      Certificates of Participation
CP       Commercial Paper
EDR      Economic Development Revenue Bonds
GO       General Obligation Bonds
IDR      Industrial Development Revenue Bonds
PCR      Pollution Control Revenue Bonds
VRDN     Variable Rate Demand Notes



CMA OHIO MUNICIPAL MONEY FUND
SCHEDULE OF INVESTMENTS AS OF SEPTEMBER 30, 2001 (CONTINUED)                                                 (IN THOUSANDS)
                  Face
State            Amount                                     Issue                                                   Value
Ohio           $ 2,000    Darke County, Ohio, GO, BAN, 3.15% due 7/18/2002                                       $    2,007
(continued)      1,102    Deerfield Township, Ohio, GO, BAN, 3.30% due 5/15/2002                                      1,104
                 3,500    Delhi Township, Ohio, GO, BAN, 3.73% due 10/01/2001                                         3,500
                 4,000    Eagle Tax-Exempt Trust, Cleveland, Ohio, Water District, VRDN, Series 98,
                          Class 3501, 2.38% due 1/01/2021 (c)                                                         4,000
                          Eagle Tax-Exempt Trust, Ohio, Water Authority Revenue Bond (Ohio Edison),
                          VRDN, Series 95 (c):
                15,000       Class 3501, 2.38% due 7/01/2015                                                         15,000
                 5,800       Class 3502, 2.38% due 7/01/2015                                                          5,800
                 1,375    Franklin and Pickway County, Ohio, South Western City School District, GO,
                          BAN, 3.25% due 5/16/2002                                                                    1,381
                 5,125    Franklin County, Ohio, Hospital Revenue Refunding and Improvement Bonds
                          (U.S. Health Corporation), VRDN, Series A, 2.35% due 12/01/2021 (c)                         5,125
                 1,115    Franklin County, Ohio, IDR (GSW Building Association Limited Partnership),
                          3.65% due 11/01/2001                                                                        1,115
                 2,500    Franklin County, Ohio, IDR, Refunding (Heekin Can Inc. Project), VRDN,
                          2.25% due 5/01/2007 (c)                                                                     2,500
                 1,950    Fulton County, Ohio, IDR (Gilders Business Holdings Project), VRDN, AMT,
                          2.55% due 4/01/2007 (c)                                                                     1,950
                 2,175    Geauga County, Ohio, GO, BAN, 4.70% due 12/13/2001                                          2,176
                 2,500    Granville, Ohio, Exempt Village School District, GO, BAN, 3.60% due 5/02/2002               2,507
                   830    Greene County, Ohio, IDR (FC Limited/AFC Stamping), VRDN, AMT, 2.50%
                          due 9/01/2016 (c)                                                                             830
                 1,600    Greenfield, Ohio, GO, BAN, 3.70% due 1/31/2002                                              1,601
                   346    Hamilton County, Ohio, EDR (Cincinnati Performing Arts), VRDN, 2.35%
                          due 6/15/2005 (c)                                                                             346
                 1,395    Hancock County, Ohio, IDR (Koehler Brothers Inc. Project), VRDN, AMT,
                          2.50% due 6/01/2014 (c)                                                                     1,395
                 1,035    Henry County, Ohio, GO, BAN, 4.35% due 3/28/2002                                            1,039
                 1,070    Huber Heights, Ohio, GO, BAN, 3.65% due 11/01/2001                                          1,070
                   950    Huber Heights, Ohio, IDR (Lasermike Inc. Project), VRDN, 2.50%
                          due 12/01/2014 (c)                                                                            950
                 1,480    Kirtland, Ohio, GO, BAN, 3% due 8/08/2002                                                   1,483
                 3,250    Lebanon, Ohio, GO, Refunding, BAN, 4.71% due 11/01/2001                                     3,251
                 1,040    Lima, Ohio, GO, BAN, 2.98% due 8/08/2002                                                    1,042
                 5,000    Logan Hocking, Ohio, Local School District, GO, BAN, 3.50% due 12/18/2001                   5,009
                          Lorain County, Ohio, IDR, VRDN (c):
                 2,250       (Cutting Dynamics Project), AMT, 2.50% due 11/01/2021                                    2,250
                 2,455       (DGR Investment Ltd.), 2.50% due 12/01/2012                                              2,455
                          Lucas County, Ohio, EDR, AMT:
                 1,100       (Cross Country Inns--Maumee Project), 3.60% due 12/01/2001                               1,100
                 2,225       (Hammill Manufacturing Company Project), VRDN, 2.40% due 5/01/2010 (c)(d)                2,225
                          Lucas County, Ohio, Hospital Revenue Bonds, VRDN (c):
                   150       (Sunshine Children's Home Project), 2.40% due 12/01/2007                                   150
                 1,615       (Sunshine Inc.--Northwest Ohio Project), 2.40% due 6/02/2014                             1,615
                 2,750    Lucas County, Ohio, IDR (Reichert Stamping Company Project), VRDN, AMT,
                          2.55% due 7/15/2006 (c)                                                                     2,750
                 4,000    Mahoning County, Ohio, Revenue Bonds (Youngstown Community School Project),
                          VRDN, 2.40% due 2/01/2017 (c)                                                               4,000
                 3,000    Mansfield, Ohio, GO, BAN, Series B, 3.07% due 5/02/2002                                     3,007
                 1,775    Marion County, Ohio, IDR (Mid Ohio Packaging Company Project), VRDN, AMT,
                          2.60% due 11/01/2015 (c)                                                                    1,775


CMA OHIO MUNICIPAL MONEY FUND
SCHEDULE OF INVESTMENTS AS OF SEPTEMBER 30, 2001 (CONTINUED)                                                 (IN THOUSANDS)
                  Face
State            Amount                                     Issue                                                   Value
Ohio           $ 8,000    Mason, Ohio, EDR (Cedar Village Project), VRDN, 2.15% due 12/01/2017 (c)               $    8,000
(continued)      2,000    Mason, Ohio, GO, BAN, 3.30% due 5/30/2002                                                   2,003
                 1,490    Mason, Ohio, IDR (O D M Properties LLC Project), VRDN, AMT, 2.50%
                          due 11/01/2018 (c)                                                                          1,490
                 1,500    Medina County, Ohio, IDR (Partners in Plastics Project), VRDN, AMT, 2.50%
                          due 9/01/2012 (c)                                                                           1,500
                 2,500    Montgomery County, Ohio, EDR (Benjamin & Marian Project), VRDN, Series A,
                          2.40% due 4/01/2011 (c)                                                                     2,500
                 1,885    Montgomery County, Ohio, Health Care Facilities Revenue Bonds (South
                          Community Inc. Project), VRDN, 2.40% due 9/01/2014 (c)                                      1,885
                 2,050    Montgomery County, Ohio, IDR (Citywide Development Corporation Project),
                          VRDN, AMT, 2.55% due 12/01/2013 (c)                                                         2,050
                 7,000    Montgomery County, Ohio, Revenue Bonds (Miami Valley Hospital), CP,
                          Series 1998-B, 2.40% due 12/10/2001                                                         7,000
                 2,583    Morrow County, Ohio, GO, Refunding, BAN, 2.90% due 9/05/2002                                2,591
                15,610    Municipal Securities Trust Certificates, Revenue Refunding Bonds (Ohio State
                          Turnpike Commission), VRDN, Series 2000-104, Class A, 2.65% due 11/14/2017 (b)(c)          15,610
                 1,125    Muskingum County, Ohio, GO, Refunding, BAN, Series A, 3.21% due 5/30/2002                   1,127
                 1,730    North Baltimore, Ohio, Local School District, GO, BAN, 4% due 4/11/2002                     1,735
                 1,465    Northeastern, Ohio, Local School District, GO, Refunding, BAN, 3.27% due 6/26/2002          1,469
                 3,633    Northwestern, Ohio, Local School District, Wayne and Ashland Counties, GO,
                          BAN, 3.95% due 10/17/2001                                                                   3,634
                   665    Obetz, Ohio, IDR (HFI Inc. Project), VRDN, AMT, 2.55% due 10/01/2003 (c)                      665
                 5,300    Ohio State Air Quality Development Authority, Environmental Improvement Revenue
                          Bonds (Cincinnati Gas & Electric Project), VRDN, Series A, 2.65% due 12/01/2015 (c)         5,300
                 4,000    Ohio State Air Quality Development Authority, Environmental Improvement
                          Revenue Refunding Bonds (USX Project), 2.40% due 10/04/2001                                 4,000
                13,700    Ohio State Air Quality Development Authority, PCR (Ohio Edison Company),
                          VRDN, AMT, Series C, 2.75% due 9/01/2018 (c)                                               13,700
                          Ohio State Air Quality Development Authority, PCR, Refunding, VRDN (c):
                15,600       (Ohio Edison Company), Series C, 2.65% due 6/01/2023                                    15,600
                12,200       (Toledo Edison Company Project), Series A, 2.65% due 4/01/2024                          12,200
                          Ohio State Air Quality Development Authority, Revenue Refunding Bonds
                          (Cincinnati Gas and Electric), VRDN (c):
                 6,400       Series A, 2.65% due 9/01/2030                                                            6,400
                 4,000       Series B, 2.55% due 9/01/2030                                                            4,000
                 9,000    Ohio State Environmental Improvement Revenue Bonds, Ohio Water
                          Development (Mead Corporation Project), VRDN, AMT, 2.65% due 3/01/2023 (c)                  9,000
                 2,375    Ohio State Higher Educational Facilities Commission Revenue Bonds
                          (Mount Vernon Nazareth), VRDN, 2.40% due 9/01/2009 (c)                                      2,375
                 3,850    Ohio State Higher Educational Facilities Commission, Revenue Refunding Bonds
                          (Pooled Financing), VRDN, 2.40% due 12/01/2016 (c)                                          3,850
                 2,700    Ohio State, IDR (University Forest Products Project), VRDN, AMT, 2.45%
                          due 10/01/2020 (c)                                                                          2,700
                 2,600    Ohio State, PCR, Refunding (Sohio Air Project), VRDN, 2.60% due 5/01/2022 (c)               2,600
                          Ohio State Solid Waste Revenue Bonds (BP Exploration and Oil Inc. Project),
                          VRDN, AMT (c):
                15,200       Series 98, 2.70% due 2/01/2033                                                          15,200
                 8,000       Series 99, 1.15% due 8/01/2034                                                           8,000


CMA OHIO MUNICIPAL MONEY FUND
SCHEDULE OF INVESTMENTS AS OF SEPTEMBER 30, 2001 (CONTINUED)                                                 (IN THOUSANDS)
                  Face
State            Amount                                     Issue                                                   Value
Ohio           $ 1,000    Ohio State Water Development Authority, Pollution Control Facilities Revenue
(continued)               Bonds (Ohio Edison Company Project), VRDN, AMT, Series B, 2.65% due 9/01/2018 (c)      $    1,000
                11,100    Ohio State Water Development Authority, Pollution Control Facilities Revenue
                          Refunding Bonds (Toledo Edison Company Project), VRDN, Series A, 2.65%
                          due 4/01/2024 (c)                                                                          11,100
                 3,000    Ohio State Water Development Authority, Solid Waste Disposal Revenue Bonds
                          (American Steel & Wire Corporation), VRDN, AMT, 2.45% due 9/01/2025 (c)                     3,000
                 1,250    Ohio University General Receipts Revenue Bonds (Athens), BAN, 3.68% due 3/28/2002           1,252
                 3,300    Ontario, Ohio, GO, BAN, 4.60% due 10/26/2001                                                3,300
                 1,575    Ottawa County, Ohio, GO, BAN, 4.70% due 12/05/2001                                          1,576
                 2,162    Ottoville, Ohio, Local School District, GO, BAN, 4.125% due 3/19/2002                       2,169
                 5,160    Paulding County, Ohio, Solid Waste Disposal Revenue Bonds (Lafarge
                          Corporation Project), VRDN, AMT, 2.65% due 8/01/2026 (c)                                    5,160
                          Perrysburg, Ohio, GO, Refunding, BAN:
                 2,454       4.90% due 11/15/2001                                                                     2,455
                 3,625       3.25% due 8/15/2002                                                                      3,641
                          Portage County, Ohio, Industrial Revenue Bonds, VRDN (c):
                 8,750       (Commercial Turf Products Ltd. Project), AMT, 2.50% due 5/01/2022                        8,750
                 1,110       (John E. Susong Project), Series B, 2.50% due 5/02/2016                                  1,110
                 1,130       (NCSP L.P. Project), AMT, 2.55% due 7/01/2014                                            1,130
                          Portage County, Ohio, Industrial Revenue Refunding Bonds, VRDN (c):
                 1,705       (John E. Susong Project), Series A, 2.50% due 5/02/2011                                  1,705
                 2,200       (PM Properties One Ltd.), AMT, 2.55% due 11/01/2012                                      2,200
                   800    Rickenbacker, Ohio, Port Authority, IDR, Refunding (Rickenbacker Holdings,
                          Inc.), VRDN, 2.40% due 12/01/2010 (c)                                                         800
                 1,155    Ross County, Ohio, Hospital Revenue Bonds (Medical Center Hospital Project),
                          VRDN, 2.20% due 12/01/2020 (c)                                                              1,155
                          Rossford, Ohio, GO, BAN:
                   932       4.90% due 10/18/2001                                                                       933
                 2,198       5.20% due 10/18/2001                                                                     2,199
                 1,900       3.70% due 6/26/2002                                                                      1,911
                 1,985    Rossford, Ohio, GO, Refunding, BAN, 5.20% due 10/18/2001                                    1,986
                          Sandusky County, Ohio, IDR, VRDN, AMT (c):
                 1,300       (Brighton Manor Co. Project), 2.50% due 12/01/2016                                       1,300
                   630       (Crown Battery Manufacturing Company), 2.50% due 8/06/2003                                 630
                 2,375       (Louis G. Freeman Company Project), 2.50% due 7/01/2017                                  2,375
                 2,585       (Magnesium Refining Technologies Inc. Project), Series A, 2.50% due 9/01/2007            2,585
                 1,760    Seneca County, Ohio, Health Care Facilities Revenue Bonds (Good Shepherd
                          Home Project), VRDN, 2.40% due 10/01/2017 (c)                                               1,760
                 3,125    Sheffield, Ohio, GO, BAN, 3.60% due 1/29/2002                                               3,128
                   165    Solon, Ohio, IDR (Tameran Project), VRDN, AMT, 2.50% due 11/01/2004 (c)                       165
                 2,000    Springboro, Ohio, GO, BAN, 3.30% due 5/30/2002                                              2,003
                 3,300    Springdale, Ohio, GO, Refunding, BAN, 2.53% due 9/20/2002                                   3,305
                          Stark County, Ohio, IDR, VRDN, AMT (c):
                   940       (Superior Dairy Inc. Project), 2.55% due 5/01/2003                                         940
                 1,070       (Wilkof-Morris Project), 2.50% due 1/01/2010                                             1,070
                 1,575    Strongsville, Ohio, IDR (E&E Properties/Dupli Systems Project), VRDN, AMT,
                          2.55% due 2/01/2010 (c)                                                                     1,575


CMA OHIO MUNICIPAL MONEY FUND
SCHEDULE OF INVESTMENTS AS OF SEPTEMBER 30, 2001 (CONCLUDED)                                                 (IN THOUSANDS)
                  Face
State            Amount                                     Issue                                                   Value
Ohio                      Summit County, Ohio, IDR, VRDN (c):
(concluded)    $ 1,040       (Ace Precision Industries Inc. Project), 2.55% due 7/01/2014                        $    1,040
                 1,022       (Austin Printing Company Inc. Project), AMT, 2.55% due 8/01/2006                         1,022
                   200       (Forest Manufacturing Project), AMT, 2.55% due 11/01/2001                                  200
                   190       (Hardcoating Project), AMT, 2.55% due 7/01/2002                                            190
                   700       (Steffen Bookbinders Project), AMT, 2.55% due 11/01/2004                                   700
                   100       (Struktol Project), AMT, Series A, 2.55% due 6/01/2002                                     100
                 1,130       (Texler Inc. Project), AMT, 3.75% due 11/01/2001                                         1,130
                 1,105       (Waldonia Investment Project), AMT, 2.50% due 7/01/2018                                  1,105
                 1,260    Swanton, Ohio, GO, Refunding, BAN, 3.50% due 8/29/2002                                      1,268
                 5,975    Trumbull County, Ohio, GO, Refunding, BAN, 3.40% due 4/11/2002                              5,981
                 2,000    Trumbull County, Ohio, Health Care Facilities Revenue Bonds
                          (Shepherd of the Valley), VRDN, 2.40% due 8/01/2026 (c)                                     2,000
                 3,160    Trumbull County, Ohio, IDR (ATD Corporation Project), VRDN, AMT, 2.50%
                          due 8/01/2010 (c)                                                                           3,160
                 1,650    Union County, Ohio, IDR (Union Aggregates Company Project), VRDN, AMT,
                          2.45% due 11/01/2006 (c)                                                                    1,650
                 2,253    Upper Scioto Valley, Ohio, Local School District, GO, BAN, 3.52% due 6/06/2002              2,261
                   930    Valley View, Ohio, IDR (Porter Development Project), VRDN, AMT, 2.55%
                          due 5/01/2016 (c)                                                                             930
                 1,255    Valley View, Ohio, IDR, Refunding and Improvement Bonds (Sweet Valley Dillon),
                          VRDN, 2.50% due 4/01/2011 (c)                                                               1,255
                 4,100    Wauseon, Ohio, GO, BAN, 4.98% due 11/29/2001                                                4,105
                   280    Wauseon, Ohio, GO, Refunding, BAN, 4.50% due 5/16/2002                                        281
                 2,550    West Chester Township, Ohio, GO, Refunding, BAN, Series 1999, 3.55% due 6/19/2002           2,563
                   635    Williams County, Ohio, GO, BAN, 4.15% due 5/09/2002                                           638
                   950    Williams County, Ohio, GO, Refunding, BAN, 3.75% due 5/09/2002                                954
                 1,780    Willoughby, Ohio, IDR (Malish Brush and Specialty), VRDN, AMT, 2.55%
                          due 6/01/2009 (c)                                                                           1,780
                 2,470    Wood County, Ohio, EDR (Great Lakes Window Project), AMT, 4% due 12/01/2001                 2,470
                   555    Wood County, Ohio, IDR (Centaur Tool and Die Inc. Project), VRDN, AMT,
                          2.55% due 8/01/2010 (c)                                                                       555
                 1,080    Wooster, Ohio, IDR (Litco International Inc. Project), VRDN, AMT, 2.55%
                          due 5/01/2010 (c)                                                                           1,080
                 2,500    Yellow Springs, Ohio, Exempt Village School District, GO, BAN, 2.95%
                          due 9/19/2002                                                                               2,509
                 1,410    Zanesville-Muskingum County, Ohio, Port Authority, IDR (B.E. Products Inc.
                          Project), VRDN, AMT, 2.55% due 9/01/2004 (c)                                                1,410

                          Total Investments (Cost--$479,370*)--99.3%                                                479,370
                          Other Assets Less Liabilities--0.7%                                                         3,297
                                                                                                                 ----------
                          Net Assets--100.0%                                                                     $  482,667
                                                                                                                 ==========

(a)AMBAC Insured.
(b)FGIC Insured.
(c)The interest rate is subject to change periodically based upon prevailing market rates. The interest rate shown is the rate in effect at September 30, 2001.
(d)MBIA Insured.
*Cost for Federal income tax purposes.

See Notes to Financial Statements.


CMA OHIO MUNICIPAL MONEY FUND
STATEMENT OF ASSETS AND LIABILITIES AS OF SEPTEMBER 30, 2001

Assets:
Investments, at value (identified cost--$479,370,369)                                                       $   479,370,369
Cash                                                                                                                197,321
Interest receivable                                                                                               2,866,841
Prepaid registration fees and other assets                                                                          587,090
                                                                                                            ---------------
Total assets                                                                                                    483,021,621
                                                                                                            ---------------

Liabilities:
Payables:
   Investment adviser                                                                      $      183,171
   Distributor                                                                                    106,764           289,935
                                                                                           --------------
Accrued expenses and other liabilities                                                                               65,113
                                                                                                            ---------------
Total liabilities                                                                                                   355,048
                                                                                                            ---------------

Net Assets                                                                                                  $   482,666,573
                                                                                                            ===============

Net Assets Consist of:
Shares of beneficial interest, $.10 par value, unlimited number of shares authorized                        $    48,266,910
Paid-in capital in excess of par                                                                                434,402,184
Accumulated realized capital losses--net                                                                            (2,521)
                                                                                                            ---------------
Net Assets--Equivalent to $1.00 per share based on 482,669,095 shares of
beneficial interest outstanding                                                                             $   482,666,573
                                                                                                            ===============

See Notes to Financial Statements.


CMA OHIO MUNICIPAL MONEY FUND
STATEMENT OF OPERATIONS FOR THE SIX MONTHS ENDED SEPTEMBER 30, 2001

Investment Income:
Interest and amortization of premium earned                                                                 $     7,220,538

Expenses:
Investment advisory fees                                                                   $    1,124,265
Distribution fees                                                                                 280,404
Accounting services                                                                                40,183
Transfer agent fees                                                                                28,371
Professional fees                                                                                  27,387
Custodian fees                                                                                     20,181
Registration fees                                                                                  18,709
Printing and shareholder reports                                                                   12,931
Pricing fees                                                                                        8,043
Trustees' fees and expenses                                                                         1,477
Other                                                                                               5,076
                                                                                           --------------
Total expenses                                                                                                    1,567,027
                                                                                                            ---------------
Investment income--net                                                                                            5,653,511
                                                                                                            ---------------

Net Increase in Net Assets Resulting from Operations                                                        $     5,653,511
                                                                                                            ===============

See Notes to Financial Statements.


CMA OHIO MUNICIPAL MONEY FUND
STATEMENTS OF CHANGES IN NET ASSETS
                                                                                           For the Six          For the
                                                                                           Months Ended        Year Ended
                                                                                          September 30,        March 31,
                                                                                               2001               2001
Increase (Decrease) in Net Assets:
Operations:
Investment income--net                                                                    $     5,653,511   $    14,467,313
                                                                                          ---------------   ---------------
Net increase in net assets resulting from operations                                            5,653,511        14,467,313
                                                                                          ---------------   ---------------

Dividends to Shareholders:
Dividends to shareholders from investment income--net                                         (5,653,511)      (14,467,313)
                                                                                          ---------------   ---------------

Beneficial Interest Transactions:
Net proceeds from sale of shares                                                              777,084,648     1,564,992,532
Value of shares issued to shareholders in reinvestment of dividends                             5,653,636        14,467,430
                                                                                          ---------------   ---------------
                                                                                              782,738,284     1,579,459,962
Cost of shares redeemed                                                                     (762,012,624)   (1,549,991,876)
                                                                                          ---------------   ---------------
Net increase in net assets derived from beneficial interest transactions                       20,725,660        29,468,086
                                                                                          ---------------   ---------------

Net Assets:
Total increase in net assets                                                                   20,725,660        29,468,086
Beginning of period                                                                           461,940,913       432,472,827
                                                                                          ---------------   ---------------
End of period                                                                             $   482,666,573   $   461,940,913
                                                                                          ===============   ===============

See Notes to Financial Statements.


CMA OHIO MUNICIPAL MONEY FUND
FINANCIAL HIGHLIGHTS

The following per share data and ratios
have been derived from information                           For the Six
provided in the financial statements.                        Months Ended
                                                            September 30,            For the Year Ended March 31,
Increase (Decrease) in Net Asset Value:                          2001         2001         2000         1999          1998
Per Share Operating Performance:
Net asset value, beginning of period                          $    1.00    $    1.00    $    1.00    $    1.00    $    1.00
                                                              ---------    ---------    ---------    ---------    ---------
Investment income--net                                              .01          .03          .03          .03          .03
Realized gain on investments--net                                    --           --         --++           --           --
                                                              ---------    ---------    ---------    ---------    ---------
Total from investment operations                                    .01          .03          .03          .03          .03
                                                              ---------    ---------    ---------    ---------    ---------
Less dividends from investment income--net                        (.01)        (.03)        (.03)        (.03)        (.03)
                                                              ---------    ---------    ---------    ---------    ---------
Net asset value, end of period                                $    1.00    $    1.00    $    1.00    $    1.00    $    1.00
                                                              =========    =========    =========    =========    =========

Total Investment Return                                          2.46%*        3.49%        2.89%        2.85%        3.15%
                                                              =========    =========    =========    =========    =========

Ratios to Average Net Assets:
Expenses                                                          .70%*         .70%         .69%         .71%         .70%
                                                              =========    =========    =========    =========    =========
Investment income--net                                           2.51%*        3.43%        2.85%        2.80%        3.09%
                                                              =========    =========    =========    =========    =========

Supplemental Data:
Net assets, end of period (in thousands)                      $ 482,667    $ 461,941    $ 432,473    $ 402,370    $ 394,715
                                                              =========    =========    =========    =========    =========

*Annualized.
++Amount is less than $.01 per share.

See Notes to Financial Statements.


CMA OHIO MUNICIPAL MONEY FUND
NOTES TO FINANCIAL STATEMENTS


1. Significant Accounting Policies:
CMA Ohio Municipal Money Fund (the "Fund") is part of CMA Multi-State Municipal Series Trust (the "Trust"). The Fund is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. The Fund's financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. These unaudited financial statements reflect all adjustments, which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal, recurring nature. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Investments are valued at amortized cost, which approximates market value. For the purpose of valuation, the maturity of a variable rate demand instrument is deemed to be the demand notice payment period. In the case of a floating rate instrument, the remaining maturity is the next coupon date on which the interest rate is to be adjusted.

(b) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(c) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Interest income (including amortization of premium and discount) is recognized on the accrual basis.

(d) Prepaid registration fees--Prepaid registration fees are charged to expense as the related shares are issued.

(e) Dividends and distributions to shareholders--The Fund declares dividends daily and reinvests daily such dividends (net of non-resident alien tax and backup withholding tax withheld) in additional fund shares at net asset value. Dividends are declared from the total of net investment income, excluding discounts earned other than original issue discounts. Net realized capital gains, if any, are normally distributed annually after deducting prior years' loss carryforward. The Fund may distribute capital gains more frequently than annually in order to maintain the Fund's net asset value at $1.00 per share.

(f) Expenses--Certain expenses have been allocated to the individual funds in the Trust on a pro rata basis based upon the respective aggregate net asset value of each fund included in the Trust.


2. Investment Advisory Agreement and Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is
Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee based upon the average daily value of the Fund's net assets, at the following annual rates: .50% of the first $500 million of average daily net assets; .425% of average daily net assets in excess of $500 million but not exceeding $1 billion; and .375% of average daily net assets in excess of $1 billion.


CMA OHIO MUNICIPAL MONEY FUND
NOTES TO FINANCIAL STATEMENTS (CONCLUDED)


Pursuant to the Distribution and Shareholder Servicing Plan in compliance with Rule 12b-1 under the Investment Company Act of 1940, Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S") receives a distribution fee from the Fund at the end of each month at the annual rate of .125% of average daily net assets of the Fund. The distribution fee is to compensate MLPF&S financial advisors and other directly involved branch office personnel for selling shares of the Fund and for providing direct personal services to shareholders. The distribution fee is not compensation for the administrative and operational services rendered to the Fund by MLPF&S in processing share orders and administering shareholder accounts.

Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

For the six months ended September 30, 2001, the Fund reimbursed FAM $3,845 for certain accounting services.

Certain officers and/or trustees of the Fund are officers and/or directors of FAM, PSI, FDS, and/or ML & Co.


3. Shares of Beneficial Interest:
The number of shares sold, reinvested and redeemed during the periods corresponds to the amounts included in the Statements of Changes in Net Assets for net proceeds from sale of shares, value of shares reinvested and cost of shares redeemed, respectively, since shares are recorded at $1.00 per share.


4. Capital Loss Carryforward:
At March 31, 2001, the Fund had a net capital loss carryforward of approximately $2,500, of which $2,200 expires in 2002 and $300 expires in 2003. This amount will be available to offset like amounts of any future taxable gains.


CMA OHIO MUNICIPAL MONEY FUND
OFFICERS AND TRUSTEES


Terry K. Glenn--President and Trustee
Ronald W. Forbes--Trustee
Cynthia A. Montgomery--Trustee
Charles C. Reilly--Trustee
Kevin A. Ryan--Trustee
Roscoe S. Suddarth--Trustee
Richard R. West--Trustee
Edward D. Zinbarg--Trustee
Vincent R. Giordano--Senior Vice President
Edward J. Andrews--Vice President
Peter J. Hayes--Vice President
Kenneth A. Jacob--Vice President
Steven T. Lewis--Vice President
Darrin J. SanFillippo--Vice President
Kevin A. Schiatta--Vice President
Helen Marie Sheehan--Vice President
Donald C. Burke--Vice President and Treasurer
Phillip S. Gillespie--Secretary


Custodian
State Street Bank and Trust Company
P.O. Box 351
Boston, MA 02101


Transfer Agent
Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
(800) 221-7210*


*For inquiries regarding your CMA account, call (800) CMA-INFO
[(800) 262-4636].